UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2021

FS DEVELOPMENT CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-40067	85-2696306
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Larkspur Landing Circle, Suite 150 Larkspur, CA 94939	94111
(Address of principal executive offices)	(Zip Code)

(415) 877-4887

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FSII	The Nasdaq Capital Market

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on June 29, 2021, FS Development Corp. II, a Delaware corporation (the “Company”), entered into an agreement and plan of merger (the “Merger Agreement”) by and among the Company, Orchard Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Pardes Biosciences, Inc., a Delaware corporation (“Pardes”) and Shareholder Representative Services LLC, solely in its capacity as the representative, agent and attorney-in-fact of the securityholders of Pardes (in such capacity, the “Stockholders’ Representative”). The Merger Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Pardes, with Pardes surviving as a wholly-owned subsidiary of the Company (the “Merger”). Upon the closing of the Merger (the “Closing”), it is anticipated that the Company will change its name to “Pardes Biosciences, Inc.” and is referred to herein as “New Pardes” as of the time following such change of name.

On September 1, 2021, a firm representing a purported stockholder of the Company sent a letter to the Company’s board of directors claiming that the board of directors is improperly denying the Company’s Class A common stockholders the right under Delaware law to a separate class vote with respect to the Company’s proposal to increase the number of authorized shares of the Company’s Class A common stock in connection with the Company’s proposed business combination with Pardes. While the Company believes that no such separate class vote is required and that the claims and allegations in the September 1, 2021 letter are without merit, on November 7, 2021, pursuant to Section 12.2(a) of the Merger Agreement, the Company, Pardes, Merger Sub and the Stockholders’ Representative entered into Amendment No. 1 to the Merger Agreement (the “Amendment”). The Amendment provides, among other things, that the holders of the Company’s Class A common stock shall separately vote on the proposal to increase the number of authorized shares of the Company’s Class A common stock (the “Class A Vote Proposal”). Approval of the Class A Vote Proposal is not a condition to the closing of the transactions contemplated by the Merger Agreement.

Other than as modified pursuant to the Amendment, the Merger Agreement remains in full force and effect. The foregoing descriptions of the Amendment and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment, the form of which is filed as Exhibit 2.1 hereto and the terms of which are incorporated herein by reference, and of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on June 29, 2021, and is incorporated herein by reference.

Important Information About the Merger and Where to Find It

In connection with the Merger Agreement, the Company has filed with the SEC a registration statement on Form S-4, which includes a description of the terms of the business and includes a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholder meeting of the Company to vote on the business combination. Before making a voting decision, investors, shareholders and other interested persons of the Company are urged to read the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about the Company, Pardes and the business combination. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of the Company as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the Form S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: FS Development Corp. II, Attn: Secretary, 900 Larkspur Landing Circle, Suite 150, Larkspur, California 94939. The preliminary and definitive proxy statement/prospectus included in the registration statement can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and Pardes and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination described in this Current Report under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in the filed registration statement on Form S-4 containing the proxy statement/prospectus for the proposed business combination, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: FS Development Corp. II, Attn: Secretary, 900 Larkspur Landing Circle, Suite 150, Larkspur, California 94939.

Forward-Looking Statements

This Current Report contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this Current Report, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the proposed business combination, including the timing and structure of the business combination, the proceeds of the business combination, the initial market capitalization of New Pardes and the benefits of the business combination, as well as statements about the potential attributes and benefits of Pardes’ product candidates and the format and timing of Pardes’ product development activities and clinical trials. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, the ability to complete the business combination due to the failure to obtain approval from the Company’s shareholders or satisfy other closing conditions in the Merger Agreement, the occurrence of any event that could give rise to the termination of the Merger Agreement, the ability to recognize the anticipated benefits of the business combination, the outcome of any legal proceedings that may be instituted against the Company or Pardes, development of competing therapeutic treatments for COVID-19 on Pardes’ business and/or the ability of the parties to complete the business combination, the ability to obtain or maintain the listing of the Company’s common stock on Nasdaq following the proposed business combination, costs related to the proposed business combination, changes in applicable laws or regulations, the possibility that the Company or Pardes may be adversely affected by other economic, business, and/or competitive factors, and other risks and uncertainties, including those included under the header “Risk Factors” in the registration statement on Form S-4 filed by the Company with the SEC and those included under the header “Risk Factors” in the final prospectus of the Company related to its initial public offering. Most of these factors are outside the Company’s and Pardes’ control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent our views as of the date of this Current Report. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	Amendment No. 1 to Merger Agreement, dated as of November 7, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Development Corp. II

By:	/s/ Dennis Ryan
	Name:	Dennis Ryan
	Title:	Chief Financial Officer

Dated: November 8, 2021

3